August 24, 2006

Supplement

SUPPLEMENT DATED AUGUST 24, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
Dated April 28, 2006

The last sentence in the first paragraph in the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

These municipal obligations will have the following ratings at the time of purchase:

The first bullet in the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

• municipal bonds – within the four highest grades by Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), or Fitch Ratings (‘‘Fitch’’);

The third paragraph in the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The Fund may invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as ‘‘junk bonds’’).

The following paragraph is hereby added in the section of the Fund’s Prospectus titled ‘‘Additional Investment Strategy Information’’:

Interest Rate Transactions.    The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

The following paragraph is hereby added in the section of the Fund’s Prospectus titled ‘‘Additional Risk Information’’:

Interest Rate Transactions.    Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TAXSPT1 8/06